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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

     Each of the undersigned Directors and Officers of CHAMPION INTERNATIONAL CORPORATION (the "Company") hereby constitutes and appoints LAWRENCE A. FOX, MARVIN H. GINSKY and ANDREW C. SIGLER his or her true and lawful attorneys-in-fact and agents, each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any and all amendments and other documents relating thereto, and to file such Annual Report on Form 10-K and such amendments with all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 29th day of March, 1996.


/s/ANDREW C. SIGLER                           /s/KENWOOD C. NICHOLS
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Andrew C. Sigler                              Kenwood C. Nichols
Chairman of the Board, Chief                  Vice Chairman and Director
Executive Officer, and Director               (Principal Accounting Officer)
(Principal Executive Officer)


                                              /s/FRANK KNEISEL
                                              ----------------------------------
                                              Frank Kneisel
                                              Senior Vice President - Finance
                                              (Principal Financial Officer)
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/s/LAWRENCE A. BOSSIDY                        /s/SYBIL C. MOBLEY
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Lawrence A. Bossidy, Director                 Sybil C. Mobley, Director



/s/ROBERT A. CHARPIE                          /s/LAWRENCE G. RAWL
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Robert A. Charpie, Director                   Lawrence G. Rawl, Director



/s/ALICE F. EMERSON                           /s/WALTER V. SHIPLEY
-----------------------------------------     ----------------------------------
Alice F. Emerson, Director                    Walter V. Shipley, Director



/s/ALLAN E. GOTLIEB                           /s/RICHARD E. WALTON
-----------------------------------------     ----------------------------------
Allan E. Gotlieb, Director                    Richard E. Walton, Director



/s/L. C. HEIST                                /s/JOHN L. WEINBERG
-----------------------------------------     ----------------------------------
L. C. Heist, Director                         John L. Weinberg, Director